BB&T VARIABLE INSURANCE FUNDS
SUPPLEMENT DATED OCTOBER 16, 2009
TO THE BB&T MID CAP GROWTH VARIABLE INSURANCE FUND
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
EACH DATED MAY 1, 2009
The Board of Trustees of BB&T Variable Insurance Funds has approved the liquidation and termination of the BB&T Mid Cap Growth VIF (the “Fund”). Accordingly, the assets of the Fund will be liquidated by February 1, 2010, or such other date as determined by the officers of the Fund. After paying all of its outstanding obligations, taxes, and other liabilities (accrued or contingent), the Fund will distribute to its shareholders their pro rata share of the proceeds.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.